UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2024

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
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(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
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(Address of principal executive offices) (zip code)

833 571-0486
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	CMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 8.01 Other Events.
On October 22, 2024, Comerica Incorporated (“Comerica”) entered into an accelerated share repurchase (“ASR”) agreement to repurchase $100 million of Comerica's common stock.
Under the terms of the ASR agreement, Comerica will receive an initial delivery of common shares representing approximately 80% of the expected total to be repurchased. Subject to certain adjustments pursuant to the ASR agreement, the final number of shares repurchased and delivered under the ASR agreement will be based on the volume weighted average share price of Comerica's common stock during the term of the transaction, which is expected to be completed in the fourth quarter of 2024.

The ASR agreement contains customary terms for these types of transactions, including the mechanisms to determine the number of shares or the amount of cash that will be delivered at settlement, the required timing of delivery upon settlement, the specific circumstances under which adjustments may be made to the transactions, the specific circumstances under which the transactions may be cancelled prior to the scheduled maturity and various acknowledgements, representations and warranties made by the parties.

Forward-looking Statements:
Any statements in this report that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “achieve, anticipate, aspire, assume, believe, can, commit, confident, continue, could, designed, enhances, estimate, expect, feel, forecast, forward, future, goal, grow, guidance, guide, initiative, intend, look forward, maintain, may, might, mission, model, objective, opportunity, outcome, on track, outlook, plan, position, potential, project, propose, remain, risk, seek, should, signs, strategy, strive, target, trajectory, trend, until, well-positioned, will, would” or similar expressions, as they relate to Comerica, or to economic, market or other environmental conditions or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs & assumptions of Comerica's management based on information known to Comerica's management as of the date of this report & do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans & objectives of Comerica's management for future or past operations, products or services, & forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments & subsidiaries as well as estimates of credit trends & global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events & are subject to risks & uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (changes in customer behavior; unfavorable developments concerning credit quality; & declines or other changes in the businesses or industries of Comerica's customers); market risks (changes in monetary & fiscal policies; fluctuations in interest rates & their impact on deposit pricing; & transitions away from the Bloomberg Short-Term Bank Yield Index towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding & liquidity; reductions in Comerica's credit rating; & the interdependence of financial service companies & their soundness); technology risks (cybersecurity risks & heightened legislative & regulatory focus on cybersecurity & data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal & regulatory proceedings or determinations; losses due to fraud; & controls & procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica’s status with respect to existing regulations or oversight; the effects of stringent capital requirements; & the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently & effectively develop, market & deliver new products & services; competitive product & pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies & business initiatives; management's ability to maintain & expand customer relationships; management's ability to retain key officers & employees; & any future strategic acquisitions or divestitures); & other general risks (changes in general economic, political or industry conditions; negative effects from inflation; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events, including pandemics; physical or transition risks related to climate change; changes in accounting standards; the critical nature of Comerica's accounting policies, processes & management estimates; the volatility of Comerica’s stock price; & that an investment in Comerica’s equity securities is not insured or guaranteed by the FDIC). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities & Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 14 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2023. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this report or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

    (d)     Exhibits

    104 The cover page from Comerica's Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:    /s/ Von E. Hays
Name:    Von E. Hays
Title:    Executive Vice President,
Chief Legal Officer and General Counsel

Date: October 22, 2024